Exhibit 99.1

Nobilis Health Corp. Announces Voluntary Delisting from the Toronto Stock Exchange

HOUSTON, TX — (Marketwired – December 15, 2016) - Nobilis Health Corp. (NYSE MKT: HLTH) (TSX: NHC) (“Nobilis” or the “Company”) today announced that the common shares in the capital of the Company (the “Shares”) will be voluntarily delisted from the Toronto Stock Exchange (“TSX”) at the close of markets on December 30, 2016 pursuant to the Company’s application for voluntary delisting and the satisfaction of the conditions to delist from the TSX. The delisting from the TSX will not affect the Company’s listing on the NYSE MKT.

Dr. Donald Kramer, Chairman of the Board, stated “After careful consideration, the Directors of the Company no longer justify the expenses and administrative efforts, among other factors, associated with maintaining a dual listing. Delisting from the TSX will create a central marketplace for Nobilis shares and we believe that harmonizing our US-based operational focus with a single US-based trading platform will enhance the Company’s long term liquidity, analyst coverage and access to U.S. financing. We believe this is a prudent move for shareholders.”

After delisting from the TSX, the Company’s common shares will continue to trade on NYSE MKT under the symbol “HLTH”. Canadian shareholders will be able to continue to trade their shares on the NYSE MKT through their brokers who have U.S. registered broker-dealer affiliates.

About Nobilis Health Corp.

Nobilis (www.NobilisHealth.com) is a full-service healthcare development and management company which currently owns or manages fourteen surgical facilities and six clinics, partners with thirty-six additional facilities throughout the country, and markets seven independent brands. Deploying a unique patient acquisition strategy driven by direct-to-consumer marketing, Nobilis is focused on a specified set of procedures that are performed at our centers by local physicians.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Canadian and United States securities laws, including the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and may be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan” or “continue.” These forward-looking statements are based on current plans and expectations and are subject to a number of risks, uncertainties and other factors which could significantly affect current plans and expectations and our future financial condition and results. These factors, which could cause actual results, performance and achievements to differ materially from those anticipated, include, but are not limited to our ability to successfully maintain effective internal controls over financial reporting; our ability to implement our business strategy, manage the growth in our business, and integrate acquired businesses; the risk of litigation and investigations, and liability claims for damages and other expenses not covered by insurance; the risk that payments from third-party payers, including government healthcare programs, may decrease or not increase as costs increase; adverse developments affecting the medical practices of our physician limited partners; our ability to maintain favorable relations with our physician limited partners; our ability to grow revenues by increasing case and procedure volume while maintaining profitability at the Nobilis Facilities; failure to timely or accurately bill for services; our ability to compete for physician partners, patients and strategic relationships; the risk of changes in patient volume and patient mix; the risk that laws and regulations that regulate payments for medical services made by government healthcare programs could cause our revenues to decrease; the risk that contracts are cancelled or not renewed or that we are not able to enter into additional contracts under terms that are acceptable to us; and the risk of potential decreases in our reimbursement rates. The foregoing are significant factors we think could cause our actual results to differ materially from expected results. However, there could be additional factors besides those listed herein that also could affect us in an adverse manner.

We have not undertaken any obligation to publicly update or revise any forward-looking statements. All of our forward-looking statements speak only as of the date of the document in which they are made or, if a date is specified, as of such date. Subject to a mandatory requirements of applicable law, we disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any changes in events, conditions, circumstances or information on which the forward-looking statement is based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing factors and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on March 15, 2016, as updated by other filings with the Securities and Exchange Commission.

Contact:

Kolin Ozonian

Vice President, Corporate Development

kozonian@nobilishealth.com

713-355-8614